                                                                   EXHIBIT 10.70

                              CONTRACT AGREEMENT

THIS AGREEMENT, made and entered into this 24th day of June, 1997, by and between the STATE OF ARIZONA, acting by and through its State Engineer duly authorized by the Director, Arizona

Department of Transportation to enter into such agreement, party of the first part, and MEADOW VALLEY CONTRACTORS, INC. hereinafter called the Contractor, party of the second part.

WITNESSETH: That the said Contractor, for in consideration of the sum to be paid him by said State Arizona in the manner and at the time hereinafter provided, and of the other covenants and agreements herein contained, hereby agrees, for himself, heirs, administrators, successors and assigns as follows:

     ARTICLE I - SCOPE OF WORK: The Contractor shall perform in a workmanlike and substantial manner and to the satisfaction of the State Engineer, all the work specified under TRACS/Project No.

101L MA 041 H406001C RAM-600-1-542
PIMA FREEWAY (101L)
(Shea Boulevard - McDonald Drive)

and furnish at his own cost and expense all necessary machinery, tools, apparatus, materials and labor to complete the work in the most substantial and workmanlike manner according to the Plans and Specifications therefor on file with the State Engineer and such modifications of the same and other directions that may be made by the State Engineer as provided herein.

     ARTICLE II - CONTRACT DOCUMENTS: It is further agreed that the Proposal, Plans, Standard Specifications, Special Provisions, Contract Bond(s) and any and all Supplementary Agreements, and any and all requirements necessary to complete the work in a substantial and acceptable manner, and any and all equipment and progress statements required, are hereby referred to and made a part of this contract, and shall have the same force and effect as though all of the same were fully inserted herein.

     ARTICLE III - WARRANTY: The Contractor expressly warrants that he is free from obligation of any other person or persons for services rendered, or supposed to have rendered, in the procurement of this contract. He further agrees that any breach of the Warranty shall constitute adequate cause for the annulment of the Contract by the State of Arizona and that the State of Arizona may retain to its own use from any sums of money due or become due thereunder, an amount thereof equal to any brokerage, commission, or percentage so paid, or agreed to be paid.

     ARTICLE IV - TIME OF COMPLETION: The Contractor further covenants and agrees that all of the said materials shall be furnished and delivered and all of the said labor shall be done and performed in every respect to the satisfaction and approval of the State Engineer and that the said work shall be turned over to the State Engineer, complete and ready for use, on or before the specified time herein. The work shall be free and discharged of all claims and demands whatsoever for, or on account of any and all labor and materials used or furnished to be used in said work.

     It is expressly understood and agreed that in case of failure on the part of the Contractor, for any reason, except with the written consent of the State Engineer, to complete the entire work to the satisfaction of the State Engineer, and within the aforesaid time limit, the party of the first part shall deduct from any money due, or which may become due the Contractor, as liquidated damages, an amount in accordance with Subsection 108.09 of the Contract Specifications.

     If no money shall be due the Contractor, the State shall have a cause of action to recover against the Contractor in a court of competent jurisdiction, liquidated damages, in accordance with Subsection 108.09 of the Contract Specifications, said deduction to be made, or said sum to be recovered, not as a penalty, but as liquidated damages; provided, however, that upon receipt of written notice from the Contractor, of the existence of causes, as herein provided, over which said Contractor has no control and which must delay the completion of said work or any delay occasioned by the Arizona Department of Transportation, the State Engineer may extend the period hereinbefore specified for the completion of said work in accordance with the Specifications and in such case, the Contractor shall become liable for said liquidated damages for delays commencing from date said extension period shall expire.

     After the date as set up in Contract plus any extension granted, no further payments shall be made the Contractor until all work is completed and accepted by the State engineer. It is also agreed that the date of completion shall be that upon which the work is accepted by the State Engineer.

     ARTICLE V - CLAIMS FOR EXTRA WORK: It is distinctly understood and agreed that no claim for extra work or materials, not specifically herein provided, done or furnished by the Contractor, will be allowed by the State Engineer, nor shall the Contractor do any work or furnish any materials not covered by these Specifications and Contract, unless such work is ordered in writing by the State Engineer. In no event shall the Contractor incur any liability by reason of any oral direction or instruction that he may be given by the State Engineer, or his authorized representatives. It is the intent and meaning of this Article that all orders, directions, instructions, not contained in the Plans, Specifications, and Special Provisions, pertaining to the work shall be in writing, and the Contractor hereby waives any claims for compensation for work done, or materials furnished in violation thereof.

     ARTICLE VI - MISUNDERSTANDING OR DECEPTION: The party of the second part agrees that he has investigated the site of the work and all parts and appurtenances thereto and hereby waives any right to plead misunderstanding or deception as to location, character of work or materials, estimates of quantities or other conditions surrounding or being a part of the work and understands that the quantities given in the Bidding Schedule are approximate only, and hereby agrees to accept the quantities as actually placed and finally determined upon the completion of the work, in accordance with the Contract Documents.

     ARTICLE VII -PAYMENTS: For and in consideration of the faithful performance of the work herein embraced, as set forth in the Contract Agreement, Specifications, Special Provisions, Bidding Schedule and all general and detailed Specifications and Plans, which are a part hereof, and in accordance with the directions of the State Engineer and to his satisfaction or his authorized agents, the said State of Arizona agrees to pay to said Contractor the amount earned, computed from the actual quantities of work performed, as shown by the estimates of the State Engineer, and the unit prices named in the attached Bidding Schedule and Supplementary Agreements made a part hereof, and to make such payments in the manner and at the time provided in the specifications hereto appended.

                                                                    Sheet 1 of 2

     ARTICLE VIII - IT IS EXPRESSLY UNDERSTOOD AND AGREED that no work shall be done nor any obligations incurred under this contract during any fiscal year which are in excess of the funds programmed and budgeted for this project for that fiscal year.

     ARTICLE IX - THE CONTRACTOR SHALL INDEMNIFY AND SAVE HARMLESS THE STATE, its officers and employees, from all suits, actions or claims of any character brought because of any injuries or damage received or sustained by any person, persons or property on account of the operations of the said contractor or an account of or in consequence of any neglect in safeguarding the work; or through use of acceptable materials in constructing the work; or because of any act or omission, neglect or misconduct of said contractor; or because of any claims or amounts recovered from any infringements of patent, trademark or copyright; or from any claims or amounts arising or recovered under the Workmen's Compensation Act or any other law, ordinance, order or decree.

     The contractor shall indemnify and save harmless any county or incorporated city, its officers and employees, within the limits of which county or incorporated city work is being performed, all in the same manner and to the same extent as provided in the above paragraph.

     IT IS FURTHER UNDERSTOOD AND AGREED that all work required to be done under this contract in excess of the funds now appropriated and budgeted for this project shall not be done nor any obligation incurred therefor until such time as the Legislature appropriates the additional funds and the same are budgeted for this project by the Arizona Department of Transportation and in that event the parties hereto are bound to continue performance of this contract to the extent permitted by the funds so appropriated and budgeted.

     In the event that no funds are appropriated or budgeted for this project for the succeeding fiscal year, then this contract shall be null and void, except as to that portion for which funds have now been appropriated and budgeted, therefore, and no right of action or damages shall accrue to the benefit of the parties hereto as to that portion of the contract that may so become null and void.

     All parties are hereby put on notice that this contract (agreement) is subject to cancellation by the Governor pursuant to Arizona Revised Statutes
Section 38-511.

     IT IS ALSO UNDERSTOOD AND AGREED that this contract is subject to A.R.S. 28-1824, 28-1825, 28-1826, together with all other limitations pursuant to the applicable laws of the State of Arizona relating to public contracts and expenditures.


101L MA 041 H406001C RAM-600-1-542
PIMA FREEWAY (101L)
(Shea Boulevard - McDonald Drive)


Witness our hands and seals this 24th day of JUNE 1997

                    STATE OF ARIZONA


                                           By: [SIGNATURE ILLEGIBLE]
                                              --------------------------------
                                              for State Engineer

EVIDENCE OF AUTHORITY TO SIGN
THE CONTRACT MUST BE ON FILE
WITH THE DEPARTMENT, OTHERWISE
IT MUST BE FURNISHED WITH THE
PROPOSAL.

                                           PARTY OF THE FIRST PART
                                           Meadow Valley Contractors, Inc.
                                           -----------------------------------

                                           By: [SIGNATURE ILLEGIBLE]
                                              --------------------------------
                                              Contractor

Attest: [SIGNATURE ILLEGIBLE]              PARTY OF THE SECOND PART
       ----------------------
              Seal

                                                                   12-0912 R8/88
                                                              Contract Agreement
                                                                    Sheet 2 of 2

ARTICLE IX
SEPT. 1969
JULY 1969
JULY 1, 1974

               STATUTORY PERFORMANCE BOND PURSUANT TO TITLE 34,
             CHAPTER 2, ARTICLE 2 OF THE ARIZONA REVISED STATUTES
          (PENALTY OF THIS BOND MUST BE 100% OF THE CONTRACT AMOUNT)

KNOW ALL MEN BY THESE PRESENTS:                        Bond No. 184239

That MEADOW VALLEY CONTRACTORS, INC. (hereinafter called the Principal), As Principal, and THE INSURANCE COMPANY OF THE STATE OF PENNSYLVANIA AND NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA. (hereinafter called Surety), a corporation organized and existing under the laws of the State of PENNSYLVANIA with its principal office in the city of New York, New York holding a certificate of authority to transact surety business in Arizona issued by the Director of the Department of Insurance, as Surety, are held and firmly bound unto the Arizona Department of Transportation (hereinafter called the Obligee in the amount of FIFTY-FOUR MILLION, SEVEN HUNDRED NINETY-EIGHT THOUSAND, FIVE HUNDRED EIGHTY-SEVEN AND 92/100 dollars ($54,798,587.92), for the payment whereof, the said Principal and Surety bind themselves, and their heirs, administrator, executors, successors and assigns, jointly and severally, firmly by these presents.

    WHEREAS, the Principal has agreed to enter into a certain contract with the Obligee for construction and completion of certain work described as

101L MA 041 H406001C RAM-600-1-542
PIMA FREEWAY (101L)
(Shea Boulevard - McDonald Drive)

which contract is hereby referred to and made a part hereof as fully and to the same extent as if copied at length herein.

     NOW, THEREFORE, THE CONDITION OF THIS OBLIGATION IS SUCH, that if the said Principal shall faithfully perform and fulfill all the undertakings, covenants, terms, conditions and agreements of said contract during the original term of said contract any extension thereof, with or without notice to the Surety, and during the life of any guaranty required under the contract, and shall also perform and fulfill all the undertakings, covenants terms, conditions, and agreements of any and all duly authorized modifications of said contract that my hereafter be made, notice of which modifications to the Surety being hereby waived: then the above obligation shall be void, otherwise to remain in full force and effect;

     PROVIDED, HOWEVER, that this bond is executed pursuant to the provisions of Title 34, Chapter 2, Article 2, of the Arizona Revised Statues, and all liabilities on this bond shall be determined in accordance with the provisions of said Title, Chapter and Article, to the extent as if they were copied at length herein.

    The prevailing party in a suit on this bond shall recover as a part of the judgment such reasonable attorneys' fees as may be fixed by a judge of the Court.

    Witness our hands this 5th day of June, 1997.

MEADOW VALLEY CONTRACTORS, INC.                     /s/ Robert W. Bottcher
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PRINCIPAL                      SEAL                 BY  ROBERT W. BOTTCHER
                                                           AREA MANAGER
THE INSURANCE COMPANY OF THE STATE OF
PENNSYLVANIA AND NATIONAL UNION FIRE INSURANCE
COMPANY OF PITTSBURGH, PA.                          /s/ Janina Monroe
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SURETY                                              BY Janina Monroe, Attorney
                                                        in Fact

                                                    1551 No. Tustin Avenue
Willis Corroon Corporation                          #1000, Santa Ana, CA 92705
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AGENCY OF RECORD                                    AGENCY ADDRESS

[SIGNATURE ILLEGIBLE]
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??? COUNTERSIGNATURE

???????????????????????????????????                 PERFORMANCE BOND
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ADDRESS                                             SHEET 1 OF 1

602-870-7000
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PHONE NUMBER